UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):            April 29, 2004



                               Atrion Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                     0-10763                   63-0821819
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)



One Allentown Parkway, Allen, Texas                           75002
(Address of Principal Executive Offices)                     (Zip Code)



Registrant's Telephone Number, including area code:  (972) 390-9800


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
   No.                     Description
-------                    -----------

   99.1                    Press Release dated April 29, 2004 issued by Atrion
                            Corporation.


Item 12. Results of Operations and Financial Condition.

         On April 29, 2004, Atrion Corporation issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of such release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As such, the information contained herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATRION CORPORATION



                                        By:    /s/  Emile A. Battat
                                             -----------------------------------
                                        Its: Chairman, President and
                                             Chief Executive Officer

Date: April 29, 2004



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                                INDEX TO EXHIBITS

Exhibit
   No.          Description
-------         -----------

   99.1         Press Release dated April 29, 2004 issued by Atrion Corporation.











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